Fees Summary	Oct. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,049,761.92
Previously Paid Amount	0.00
Total Fee Amount	5,945.17
Total Offset Amount	0.00
Net Fee	$ 5,945.17